SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) October 15, 2001
                               (October 11, 2001)

                         STORAGE TECHNOLOGY CORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
 ---------------------          ------------------         ---------------------
(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events and Regulation FD Disclosure.

The registrant, Storage Technology Corporation (the "Company"), announced in a Press Release, dated October 11, 2001, and attached hereto as Exhibit 99.1, that the Company anticipates exceeding third quarter earnings expectations.

The assumptions, expectations and forecasts regarding the Company's future plans, financial results and performance contained in Exhibit 99.1 hereto constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties are discussed in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.


Item 7.(c)  Exhibits.

            99.1 Press Release, dated October 11, 2001 announcing that the Company anticipates exceeding third quarter earnings expectations.























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



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 15, 2001              Storage Technology Corporation




                                    By: /s/  Thomas G. Arnold,
                                        ---------------------
                                        Vice President,
                                        Corporate Controller


























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